SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☑

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

MiMedx Group, Inc.

(Name of Registrant as Specified In Its Charter)

Prescience Point Capital Management LLC

Prescience Partners, LP

Prescience Point Special Opportunity LP

Prescience Capital, LLC

Eiad Asbahi

Alfred G. Merriweather

Charlotte E. Sibley

William F. Spengler

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED [●], 2021

MIMEDX GROUP, INC.

__________________________

PROXY STATEMENT

OF

PRESCIENCE POINT CAPITAL MANAGEMENT LLC

_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

This Proxy Statement and the enclosed GOLD proxy card are being furnished by Prescience Point Capital Management LLC (“Prescience Point Capital”) and certain of its affiliates (as identified in Annex I, “Prescience Point”, “we”, “our” or “us”), the nominees named in Proposal 1 and Proposal 2 (the “Nominees” and together with Prescience Point, the “Participants”) in connection with the solicitation of proxies from the shareholders of MiMedx Group, Inc., a Florida corporation (“MiMedx” or the “Company”).

We continue to believe that MiMedx is deeply undervalued, due in large part to the Company’s failure to effectively communicate the value of its premier asset, Amniofix, to the investment community. We believe that to realize the promise of MiMedx for all shareholders, the Company needs – first and foremost – a reconstituted board of directors that will help direct the Company to craft a more compelling story for investors and who will advocate for the best interests of ALL shareholders, not a select few. We believe that our Nominees will bring much needed shareholder perspectives to the current board of directors of the Company (the “Board”).

We are therefore seeking your support at the upcoming 2021 annual meeting of shareholders (the “Annual Meeting”), to be held at www.cesonlineservices.com/mdxg21_vm, on May 27, 2021, at 10:00 a.m. Eastern Standard Time, unless adjourned or postponed to a later date, with respect to the following (each, a “Proposal” and, collectively, the “Proposals”). In order to attend the meeting, you must pre-register at www.cesonlineservices.com/mdxg21_vm by 10:00 a.m. Eastern time on May 25, 2021.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Company’s shareholders on or about [●], 2021.

Proposal		Our Recommendation

1.	To elect Prescience Point’s slate of three (3) director nominees — Eiad Asbahi, Alfred G. Merriweather and Charlotte E. Sibley (each, a “Class II Nominee”), to serve as Class II directors and to hold office for a term of three (3) years or until their successors have been duly elected and qualified.	FOR each of the Class II Nominees

2.	To elect Prescience Point’s one (1) director nominee — William F. Spengler (a “Class III Nominee”, and together with the Class II Nominees, the “Nominees”), to serve as a Class III director and to hold office for a term of one (1) year or until his successor has been duly elected and qualified.	FOR the Class III Nominee

3.	To approve, by a non-binding advisory vote, the compensation of the Company’s Named Executive Officers.	AGAINST

4.	To ratify the Company’s appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.	FOR

5.	To approve the Company’s proposal to amend the Company’s Restated Articles of Incorporation (the “Charter”) to declassify the Board of the Company.	FOR

6.	To approve the Company’s proposal to amend the Charter to reduce the threshold required for shareholders to request a special meeting to those owning not less than 25% of all votes entitled to be cast on any issue proposed to be considered.	FOR

7.	To approve the Company’s proposal to amend the Company’s Amended and Restated Bylaws (the “Bylaws”) to adopt proxy access.	FOR

8.	To transact any other business that may properly come before the meeting or any postponement or adjournment thereof.

2

The Board is currently composed of nine directors, with seven of the directors divided into three classes and two directors appointed by the holders of Series B Preferred Stock. The terms of three Class II directors and one Class III director will expire at the Annual Meeting and, according to the Company’s preliminary proxy statement for the Annual Meeting filed on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on April 20, 2021 (the “Company’s Proxy Statement”), there will be four directors elected at the Annual Meeting. Through this Proxy Statement and enclosed GOLD proxy card, we are soliciting proxies to elect the Nominees named herein to serve as directors, who if elected would only constitute a minority of the Board. The names, backgrounds and qualifications of the Company’s nominees and the directors who are continuing in office, and other information about them, can be found in the Company’s Proxy Statement. There is no assurance that any of the Company’s nominees will serve as directors if any or all of our Nominees are elected.

The Company has set the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”) as April 16, 2021. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 111,718,544 shares of common stock, par value $0.001 per share (“Common Stock”), outstanding according to the Company’s Proxy Statement. As of the close of business on April 16, 2021, the Participants beneficially owned [9,062,021] shares of Common Stock in the aggregate, as further described in Annex I.

We urge you to sign, date and return the GOLD proxy card “FOR” each of the Nominees to the Board, “AGAINST” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “FOR” Proposal 6 and “FOR” Proposal 7.

The Participants represent that they intend to, or are part of a group which intends to, (i) deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to elect the Nominees and carry the proposals listed herein at the Annual Meeting, and (ii) otherwise solicit proxies or votes from shareholders of the Company in support of the nominations of the Nominees and carry the proposals listed herein. [As noted on page 2 of the Company’s Proxy Statement and described further below in the section titled “Background of this Proxy Solicitation,” we previously submitted a notice of our intent to submit two governance proposals related to the declassification of the Board and lowering the threshold for shareholders to call a special meeting from 50% to 25% (the “Prescience Governance Proposals”). Given that the Company has included substantially similar proposals in the Company’s Proxy Statement and proxy card, we are giving shareholders the ability to vote on the Company’s proposed versions of our Prescience Governance Proposals. Should the Company no longer intend to present these proposals or solicit the required number of votes to carry the proposals at the Annual Meeting, we intend to (i) deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to carry the Prescience Governance Proposals at the Annual Meeting, and (ii) otherwise solicit proxies or votes from shareholders of the Company to carry the Prescience Governance Proposals.]

This proxy solicitation is being made by Prescience Point and the Nominees, and not on behalf of the Board or management of the Company or any other third party.  We are not aware of any other matters to be brought before the Annual Meeting other than as described herein.  Should other matters be brought before the Annual Meeting, the persons named as proxies in the enclosed GOLD proxy card will vote on such matters in their discretion.

If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page [18].

We urge you to promptly sign, date and return your GOLD proxy card.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, (“Okapi”), toll free at (844) 343-2621 or collect at (212) 297-0720.

3

BACKGROUND OF THIS PROXY SOLICITATION

Prescience Point currently owns approximately 8.1% of the outstanding shares of MiMedx, making us one of the Company’s largest shareholders. We continue to believe that MiMedx is deeply undervalued, due largely to the Board’s strategic mistakes, which, in our view, include:

•	Failing to effectively communicate the value of Amniofix to the investment community, which has resulted in a chronic undervaluing of MiMedx shares.
•

Raising $150 million of highly dilutive and value destructive capital which was excessive and unnecessary given that, at the time, the Company had a liquidity runway of 12+ months.[1] As part of this capital raise, the Company issued $100 million of convertible preferred shares with a strike price that was almost 30% lower than the share price at that time.

•	Allowing for voting power to become too-highly concentrated in one firm, EW Healthcare Partners, which, through its investment in the convertible preferred shares, owns in excess of 17% of the outstanding common stock of the Company, on a fully-diluted basis, which was given the right to designate 2 preferred members to the Board and which has 3 current or former affiliates on the Board.[2]
•	Pursuing acquisition opportunities in the wound care space which will likely result in more value destruction. In order to finance such a strategy, the Company would likely have to issue more shares, which would effectively transfer much of the value of Amniofix from existing shareholders to new shareholders.
•	Failing to keep up with competitors, such as Organogenesis, which reported a 30% year-over-year increase in sales in fiscal year 2020, while MiMedx reported an 11% year-over-year decline in sales over the same period.[3]

When we promoted the potential value of Amniofix to the market in a December 2020 report (the “Prescience Point Report”),[4] the market appeared to react enthusiastically, which we interpret as an indictment of management’s prior inability to communicate the Company’s and the product’s potential for value creation.

To illustrate, prior to the publication of the Prescience Point Report, the market assigned little-to-no value to Amniofix, and the Company’s shares were languishing in the $5 to $6 range. Immediately following the release of the Prescience Point Report, the Company’s shares increased by 52% in the span of just four trading days, from $6.58 on December 15, 2020 to $10.03 on December 21st, 2020, and this upward momentum continued into 2021.

  _______________________________

[1] See the Company’s Proxy Statement on Schedule 14A, filed with the SEC on April 20, 2021.

[2] See our press release filed on Schedule 14A with the SEC on April 16, 2021.

[3] For a thorough analysis of the calculations underpinning our view, see the Prescience Point Report filed on Schedule 14A with the SEC on April 16, 2021 and available at https://www.presciencepoint.com/wp-content/uploads/2020/12/MDXG-Amniofix-Report-FINAL.pdf.

[4] Based on the Company’s reported cash balance of $48.2 million as of June 30, 2020 relative to its reporting operating cash flow loss of $3.1 million in Q2 2020, which implies a liquidity runway of 12+ months.

4

To realize the promise of MiMedx for all shareholders, we believe that the Company needs a Board that is fully committed to continuing the process of unlocking value that we began nearly two and a half years ago. Our four highly-qualified, diverse and independent Nominees, including one representative from Prescience Point, are committed to rigorous oversight of the Company’s management, operations, business strategy, and value-creation process. Importantly, our three Nominees who are unaffiliated with Prescience Point collectively have decades of experience as executives and directors of well-performing biopharma companies, many of which were eventually sold on their watch. We have provided detailed biographies of each of our nominees below.

We urge shareholders to vote FOR each of the Nominees and FOR each of Proposal 4, Proposal 5, Proposal 6 and Proposal 7 on the GOLD proxy card.

Timeline of Key Interactions Between Prescience Point and MiMedx Leading up to the Filing Of this Proxy Statement

In May of 2019, Prescience Point nominated four directors for election to the Board at the Company’s 2018 annual meeting of shareholders (the “2018 Annual Meeting”), which was held on June 17, 2019.

On May 29, 2019, Prescience Point entered into a cooperation agreement (the “Cooperation Agreement”) with the Company pursuant to which it withdrew its nomination in connection with the 2018 Annual Meeting. In addition, pursuant to the Cooperation Agreement, the Company agreed to take action to, among other things, nominate certain of Prescience Point’s nominees to the Board along with Timothy R. Wright, the Company’s Chief Executive Officer (“Mr. Wright”), as the only three Class II director candidates for election to the Board at the 2018 Annual Meeting.

On June 29, 2020, Prescience Point delivered a letter to the Company notifying the Company of a material and incurable breach by the Company of the Cooperation Agreement and that Prescience Point intended to terminate the Cooperation Agreement pursuant to Section 12(a)(i) thereof. Prescience Point later stated in its Amendment No. 3 to its Schedule 13D filed with the SEC on July 14, 2020, that it viewed the Cooperation Agreement as terminated.

On April 5, 2021, the Company announced that the Annual Meeting will take place on May 27, 2021, and that any shareholder proposals or nominations under the Bylaws must be received by the Company on or before the close of business on April 15, 2021.

On April 8, 2021, Eiad Asbahi, Managing Member of Prescience Point Capital and a Nominee (“Mr. Asbahi”), along with another representative of Prescience Point, spoke with Mr. Wright and Martin P. Sutter, a director on the Board (“Mr. Sutter”). During the call, the Prescience Point representatives and the Company representatives discussed the direction of the Company and the potential of the current Board and management to effectuate the change needed to meaningfully drive shareholder value. Mr. Asbahi noted that it was Prescience Point’s belief that the Board required significant change, including the election or appointment of at least three new members to the Board. Earlier in the call, Messrs. Wright and Sutter stated that they believed Mr. Asbahi should serve on the Board. Nevertheless, Messrs. Wright and Sutter provided that such an appointment would only be made pursuant to a standstill agreement providing for a three-year standstill during which Prescience Point would be restricted from engaging in an active or public engagement with the Company. Prescience Point believes such terms were unacceptable and non-customary. Later in the call, in an effort to continue negotiations and discussions with the Board and management of the Company in a productive manner, Mr. Asbahi requested an extension of the deadline to submit director nominations and proposals for consideration at the Annual Meeting.

On April 12, 2021, Prescience Point received a letter from Mr. Wright whereby Mr. Wright falsely accused Mr. Asbahi of having “rejected [his] offer” regarding a seat on the Board (among other enumerated items).

On April 14, 2021, Mr. Asbahi responded to Mr. Wright’s letter, noting that Mr. Wright mischaracterized Mr. Asbahi’s statements on their April 8, 2021 call. Mr. Asbahi reiterated his request for an extension of the deadline to submit director nominations and proposals for consideration at the Annual Meeting.

On April 15, 2021, Prescience Point delivered a letter to the Company notifying the Company of its intent to nominate four directors to the Board of Directors of the Company and present three proposals, including the Prescience Governance Proposals, for a vote of shareholders.

On April 16, 2021, Prescience Point released a Press Release and public letter to shareholders announcing its nomination of highly qualified director candidates to the Board at the Annual Meeting.

On April 20, 2021, the Company filed its preliminary proxy statement.

On April 20, 2021, Prescience Point filed its preliminary proxy statement.

5

PROPOSAL 1: ELECTION OF DIRECTORS

According to the Company’s Proxy Statement, the Board currently consists of nine directors, with seven of the directors divided into three classes and two directors appointed by the holders of Series B Preferred Stock. The terms of three Class II directors expire at the Annual Meeting and, based on the Company’s Proxy Statement, we expect there will be three (3) Class II directors and one (1) Class III director elected at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our Nominees, each of whom is independent of the Company. Even if all of the Nominees are elected, the Nominees will represent a minority of the members of the Board, and therefore there can be no assurance that they can implement the actions that they believe are necessary to enhance shareholder value.

If successful in our proxy solicitation, the Board will be composed of our Class II Nominees — Eiad Asbahi, Alfred G. Merriweather and Charlotte E. Sibley. our Class III Nominee — William F. Spengler — and incumbent directors James L, Bierman, Michael J. Giuliani, William A. Hawkins, III, Cato T. Laurencin and Martin P. Sutter. If elected, each of the Class II Nominees will serve three-year terms until the 2024 annual meeting of shareholders and until their successors have been duly elected and qualified. There is no assurance that any incumbent director will serve as a director if one or more of the Nominees are elected to the Board.

Shareholders who return the GOLD proxy card will only be able to vote for the Nominees listed on the card. You can only vote for the Company’s director nominees by signing and returning the white proxy card provided by the Company, by requesting a legal proxy and casting your ballot in person by attending the Annual Meeting or by voting via the Internet or toll-free telephone number provided in the Company’s Proxy Statement. You should refer to the Company’s Proxy Statement for the names, background, qualifications and other information concerning the Company’s director nominees.

Nominees:

Eiad S. Asbahi
Age; Address	42; c/o Prescience Point Capital Management LLC, 1670 Lobdell Avenue, Suite 200, Baton Rouge, Louisiana 70806
Occupation	See below
Experience

Mr. Eiad Asbahi is currently the managing member of Prescience Point Capital Management, LLC, which he founded in 2009. Prescience Point is a research-driven, performance-oriented investment firm specializing in extensive, independent research on companies in order to develop unique insights and identify singular investment opportunities.

Prior to founding Prescience Point, Mr. Asbahi was a consultant with the investment firm Kinderhook Partners from 2008 to 2009. At Kinderhook, Mr. Asbahi focused exclusively on analyzing small-cap equities, identifying undervalued companies with exceptional growth prospects or impending catalysts to unlock intrinsic value. Before his time at Kinderhook, Mr. Asbahi served as a consultant at Cohanzick Management in 2008, analyzing companies across the capital structure, with a focus on high yield and distressed debt, capital arbitrage and special situation equities. Mr. Asbahi began his career as an analyst with Sand Spring Capital in 2004, where he worked until 2008.

Mr. Asbahi received his B.S. in Microbiology from the Louisiana State University, summa cum laude, his MBA from Louisiana State University in 2006, graduating at the top of his class, and is a Chartered Financial Analyst (CFA®) holder.

Skills & Qualifications	Mr. Asbahi’s qualifications to serve as a director include his financial and business acumen from advising companies as well as his in-depth knowledge of capital markets and debt and equity instruments.

6

Alfred G. Merriweather
Age; Address	67; PO Box 668, Los Altos, California 94023
Occupation	See below
Experience

Mr. Alfred G. Merriweather is currently a retired financial executive. Since January 2021, he has served as director, chair of the Board and chair of the Audit Committee of Cadex Genomics, Corp., a privately held molecular diagnostic company.

Mr. Merriweather has spent over thirty years in chief financial officer roles in a number of life science and medical technology companies. Most recently, from June 2017 to October 2019, Mr. Merriweather was the CFO of Adamas Pharmaceuticals, Inc. (NASDAQ: ADMS), a publicly traded pharmaceutical company focused on neurologic disorders. Mr. Merriweather continued to be employed by Adamas in an advisory capacity until December 2019. Prior to his employment by Adamas, Mr. Merriweather served as CFO of RainDance Technologies, Inc., a life science tools company, from October 2013 to February 2017. Mr. Merriweather has also served as CFO to several other device, tools, and diagnostic companies. These include clinical lab companies such as Verinata Health, Inc., Celera Corporation and Monogram BioSciences, Inc., as well as the medical device companies Laserscope and Symphonix Devices Inc. Mr. Merriweather began his career with Price Waterhouse as a chartered accountant in London, England and San Jose, California.

Mr. Merriweather received his B.A. in Economics from the University of Cambridge in 1975.

Skills & Qualifications	Mr. Merriweather’s qualifications to serve as a director include his extensive experience serving as CFO of healthcare companies, his operational expertise and his deep understanding of the industry.

Charlotte E. Sibley
Age; Address	74; 115 Hunt Valley Circle, Berwyn, Pennsylvania 19312
Occupation	See below
Experience

Ms. Charlotte E. Sibley is an experienced public and private company independent board director. Since 2018, she has served on the board of directors of Advicenne, SA (Euronext: ADVIC), a publicly-traded French specialty pharmaceutical company, where she also serves on the Remuneration and Search Committees. Ms. Sibley is also a Director and chair of the Compensation Committee of the Fort Hill Company, a position she has held since 2015.

Ms. Sibley has over forty years of experience in the biopharmaceutical industry. Recently, Ms. Sibley served on the board of directors of Taconic Biosciences, Inc., from 2013 to 2019, where she chaired the Nomination and Governance Committee and served on the CEO Search Committee and the Strategic Planning Committee. Prior to Taconic, Ms. Sibley was a director of the American Pacific Corporation (NASDAQ: APFC), from 2010 to 2014, where she was on the CEO Search Committee and chaired the Retirement Benefits Committee.

Ms. Sibley began her career in the pharmaceutical industry as a market research manager for Pfizer in 1970. From 1973 to 1975, Ms. Sibley worked as a security analyst for the pharmaceutical industry with Donaldson, Lufkin & Jenrette, during which time she was the only female sell-side pharmaceutical analyst on Wall Street. Ms. Sibley continued her career as a manager with Johnson & Johnson from 1980 to 1984, before becoming the research director with the Medical Economics Company, Inc. from 1984 to 1987. She joined Squibb Corporation in 1987 and her competitive and market analyses were critical in the Bristol-Myers Squibb merger decision. She worked at Bristol- Myers Squibb from 1987 to 1997, establishing the first competitive intelligence department in the pharmaceutical industry and achieving the position of Senior Director of Business Research and Analysis.

In 1999, Ms. Sibley became the Vice President of Global Business Research with Pharmacia Corporation (now Pfizer), a position she held until 2003 when Pharmacia was acquired by Pfizer. wenibley then joined Millennium Pharmaceuticals, Inc. (NASDAQ: MLNM) as a VP of Global Commercial Research and became Senior Vice President of Shire plc in 2005, both of which were acquired by the Takeda Pharmaceutical Company Limited. After building the market research, intelligence and analytics capabilities at Shire, she led Leadership Development and Talent Management, conducted the first employee engagement survey and led the Marketing Excellence Initiative.

Ms. Sibley is the recipient of numerous awards, including recognition as the Healthcare Businesswomen’s Association’s Woman of the Year in 2008 for leadership, business acumen and mentoring, being named by PharmaVoice as one of the 100 Most Inspiring People in Life Sciences in 2006, and receipt of a Lifetime Achievement Award from the Pharmaceutical Business Intelligence and Research Group in 2003.

Ms. Sibley received her A.B. in French Language and Literature from Middlebury College in 1968 and her MBA from the University of Chicago Booth School of Business in 1970.

7

Skills & Qualifications	Ms. Sibley’s qualifications to serve as a director include her extensive experience in the pharmaceutical industry and her leadership and managerial prowess.

We urge shareholders to vote FOR each of the Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of the Company. We believe that, if elected, each of the Nominees will be considered an independent director of the Company under (i) the Nasdaq Listing Rules; and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. Under the Nasdaq Listing Rules, however, a final determination as to the independence of the Nominees will not be made until after their election and appointment to the Board.

We refer shareholders to the Company’s Proxy Statement for the biographies and other important information regarding the members of the Board in the classes of directors that are not up for election at the Annual Meeting.

Each of the Class II Nominees (except for Mr. Asbahi) has entered into a nomination agreement (each, a “Nomination Agreement”) pursuant to which Prescience Point has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify him or her against, and with respect to, any losses that may be incurred by him or her in the event he or she becomes a party to litigation based on his or her nomination as a candidate for election to the Board and the solicitation of proxies in support of his or her election. Each of the Class II Nominees (except for Mr. Asbahi) received compensation in the amount of $50,000 following the execution of the Nomination Agreement, and received an additional $50,000 upon the filing of Prescience Point’s preliminary proxy statement. Each Class II Nominee (except for Mr. Asbahi) agreed to purchase shares with a market value equal to approximately $15,000 within five calendar days of receipt of each fee. The Class II Nominees will not receive any compensation from Prescience Point or its affiliates for their services as directors of the Company if elected. If elected, the Class II Nominees will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

Each of the Class II Nominees has agreed to being named as a Nominee in this Proxy Statement and has confirmed his or her willingness to serve on the Board if elected. Prescience Point does not expect that any of the Class II Nominees will be unable to stand for election, but, in the event that a Class II Nominee is unable to or for good cause will not serve, the shares of Common Stock represented by the GOLD proxy card will be voted for a substitute candidate selected by Prescience Point. If Prescience Point determines to add or substitute nominees, whether because the Company expands the size of the Board or increases the number of directors at the Annual Meeting subsequent to the date of this Proxy Statement or for any other reason, it will file an amended proxy statement and proxy card that, as applicable, identifies the additional or substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected and includes biographical and other information about such nominees required by the rules of the SEC.

Vote Required.

According to the Bylaws and the Company’s Proxy Statement, Class II directors shall be elected by a plurality of the votes cast, meaning the three Class II director nominees who receive the highest number of shares voted “FOR” their election will be elected to the Board. Abstentions are therefore not applicable and will have no effect on the outcome of Proposal 1.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, (“Okapi”), toll free at (844) 343-2621 or collect at (212) 297-0720.

We Recommend a Vote FOR each of the Nominees on the GOLD proxy card.

8

PROPOSAL 2: ELECTION OF CLASS III DIRECTOR

According to the Company’s Proxy Statement, the Board currently consists of nine directors, with seven of the directors divided into three classes and two directors appointed by the holders of Series B Preferred Stock. The term of one (1) Class III director expires at the Annual Meeting and, based on the Company’s Proxy Statement, we expect there will be three (3) Class II directors and one (1) Class III director elected at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our Nominees, each of whom is independent of the Company. Even if all of the Nominees are elected, the Nominees will represent a minority of the members of the Board, and therefore there can be no assurance that they can implement the actions that they believe are necessary to enhance shareholder value.

If successful in our proxy solicitation, the Board will be composed of our Class II Nominees—Eiad Asbahi, Alfred G. Merriweather and Charlotte E. Sibley, our Class III Nominee—William F. Spengler—and incumbent directors James L. Bierman, Michael J. Giuliani, William A. Hawkins, III, Cato T. Laurencin and Martin P. Sutter. If elected, the Class III Nominee will serve a one-year term until the 2022 annual meeting of shareholders and until his successor has been duly elected and qualified. There is no assurance that any incumbent director will serve as a director if one or more of the Nominees are elected to the Board.

Shareholders who return the GOLD proxy card will only be able to vote for the Nominees listed on the card. You can only vote for the Company’s director nominees by signing and returning the white proxy card provided by the Company, by requesting a legal proxy and casting your ballot in person by attending the Annual Meeting or by voting via the Internet or toll-free telephone number provided in the Company’s Proxy Statement. You should refer to the Company’s Proxy Statement for the names, background, qualifications and other information concerning the Company’s director nominees.

9

William F. Spengler
Age; Address	66; 1003 NE 9th Avenue, Delray Beach, Florida 33483
Occupation	See below
Experience

Mr. William F. Spengler is currently retired and working part time as a partner for Frederick Fox, LLC, an executive search firm, a position he has held since May 2020. Prior to his retirement, Mr. Spengler served on the board of directors of Endo International plc (NASDAQ: ENDP), a publicly traded pharmaceutical company, from 2008 to 2017. While on the board, Mr. Spengler was chair of the Audit Committee and a member of both the Research & Development Committee and Compensation Committee.

In addition to his experience as a director of Endo International, Mr. Spengler has 14 years of experience as chief financial officer of multiple public companies, including Smith & Wesson Brands Inc. (NASDAQ: SWBI) (2009-2012), MGI Pharma, Inc. (NASDAQ: MOGN) (2006-2009), and Guilford Pharmaceuticals, Inc. (NASDAQ: GLFD) (2004-2006). Mr. Spengler also served as the CFO of Earthshell Corporation (NASDAQ: ERTH) from 1999 to 2001. Prior to joining Earthshell, Mr. Spengler served as the CFO of both Sweetheart Holdings, Inc., a privately held company, and its subsidiary, the Sweetheart Cup Company Inc., from 1997 to 1998.

In addition to his experiences as a CFO, Mr. Spengler was the president of Chromadex, Inc. from 2012 to 2015. Mr. Spengler was also the president of Osteo Implant Technologies, a privately held marketer of hip and knee replacement systems, from 2001 to 2003.

Mr. Spengler began his career with Bristol-Myers Squibb, where he worked for fourteen years. Spengler then served as a vice president of finance in the International Group and later the Power Tools Group of Black and Decker, before moving to the Sweetheart Cup Company.

Mr. Spengler received his MBA from the New York University Stern School of Business in 1980 and his B.A. in Economics from Yale University in 1977.

Skills & Qualifications	Mr. Spengler’s qualifications to serve as a director include his extensive experience in the pharmaceutical industry, as well as his background in finance and accounting, corporate planning, M&A analytics/post-merger integration, research, product development, and sales and marketing.

We urge shareholders to vote FOR each of the Nominees on the GOLD proxy card.

None of the organizations or corporations referenced above is a parent, subsidiary or other affiliate of the Company. We believe that, if elected, each of the Nominees will be considered an independent director of the Company under (i) the Nasdaq Listing Rules; and (ii) paragraph (a)(1) of Item 407 of Regulation S-K. Under the Nasdaq Listing Rules, however, a final determination as to the independence of the Nominees will not be made until after their election and appointment to the Board.

We refer shareholders to the Company’s Proxy Statement for the biographies and other important information regarding the members of the Board in the classes of directors that are not up for election at the Annual Meeting.

The Class III Nominee has entered into a Nomination Agreement pursuant to which Prescience Point has agreed to pay the costs of soliciting proxies in connection with the Annual Meeting and to defend and indemnify him against, and with respect to, any losses that may be incurred by him in the event he becomes a party to litigation based on his nomination as a candidate for election to the Board and the solicitation of proxies in support of his election. The Class III Nominee received compensation in the amount of $50,000 following the execution of his Nomination Agreement, and received an additional $50,000 upon the filing of Prescience Point’s preliminary proxy statement. The Class III Nominee agreed to purchase shares with a market value equal to approximately $15,000 within five calendar days of receipt of each fee. The Class III Nominee will not receive any compensation from Prescience Point or its affiliates for their services as directors of the Company if elected. If elected, the Class III Nominee will be entitled to such compensation from the Company as is consistent with the Company’s practices for services of non-employee directors.

10

The Class III Nominee has agreed to being named as a Nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. Prescience Point does not expect that the Class III Nominee will be unable to stand for election, but, in the event that the Class III Nominee is unable to or for good cause will not serve, the shares of Common Stock represented by the GOLD proxy card will be voted for a substitute candidate selected by Prescience Point. If Prescience Point determines to add or substitute nominees, whether because the Company expands the size of the Board or increases the number of directors at the Annual Meeting subsequent to the date of this Proxy Statement or for any other reason, it will file an amended proxy statement and proxy card that, as applicable, identifies the additional or substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected and includes biographical and other information about such nominees required by the rules of the SEC.

Vote Required.

According to the Bylaws and the Company’s Proxy Statement, the Class III director shall be elected by a plurality of the votes cast, meaning the one Class III director nominee who receives the highest number of shares voted “FOR” his or her election will be elected to the Board. Abstentions are therefore not applicable and will have no effect on the outcome of Proposal 2.

We urge you to sign and return our GOLD proxy card. If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, (“Okapi”), toll free at (844) 343-2621 or collect at (212) 297-0720.

We Recommend a Vote FOR each of the Nominees on the GOLD proxy card.

11

PROPOSAL 3: ADVISORY VOTE ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

According to the Company’s Proxy Statement, the Company will provide shareholders with the opportunity to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers (“NEOs”). While this vote is advisory in nature, the Company’s Proxy Statement states that “while this is a non-binding, advisory vote, the Compensation Committee and the Board intend to take into account the outcome of the vote when considering future executive compensation arrangements.”

According to the Company’s Proxy Statement, the Company will request a non-binding, advisory vote on a resolution substantially in the following form:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement under the section captioned “Executive Compensation,” including the Compensation Discussion and Analysis, the compensation tables, and the accompanying narrative disclosures.”

We encourage all shareholders to review the Company’s proxy disclosures in the Company’s Proxy Statement in detail.

According to the Company’s Proxy Statement, the shareholder vote on this Proposal 3 is a non-binding, advisory vote, which means that it is not binding on the Company, the Board or the Compensation Committee of the Board.

We recommend voting AGAINST Proposal 3 because we do not believe the Company’s compensation practices are currently construed in the best interest of the Company and its shareholders.

Vote Required.

According to the Florida Business Corporation Act and the Company’s Proxy Statement, the approval of Proposal 3 requires that votes cast for the proposal by the holders of shares present and entitled to vote exceed the votes cast against the proposal. Abstentions will have no effect on the outcome of Proposal 3.

We Recommend a Vote AGAINST Proposal 3 on the GOLD proxy card.

12

PROPOSAL 4: RATIFICATION OF THE COMPANY’S SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

According to the Company’s Proxy Statement, the Board has determined that it is desirable to request the approval of the appointment of its independent registered public accounting firm by the shareholders of the Company. The Company’s Proxy Statement indicates that the Audit Committee of the Board has appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending, December 31, 2021. Deloitte was engaged by the Audit Committee as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021 on March 25, 2021.

According to the Company’s Proxy Statement, a representative of Deloitte is expected to be present at the virtual Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

The Company’s Proxy Statement states that if shareholders do not ratify the appointment, the Audit Committee will reconsider whether to retain Deloitte. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

Vote Required.

According to the Florida Business Corporation Act and the Company’s Proxy Statement, the approval of Proposal 4 requires that votes cast for the proposal by the holders of shares present and entitled to vote exceed the votes cast against the proposal. Abstentions will have no effect on the outcome of Proposal 4.

We Recommend a Vote FOR Proposal 3 on the GOLD proxy card.

13

PROPOSAL 5: PROPOSAL TO AMEND THE CHARTER TO DESTAGGER THE BOARD AND ELECT ALL DIRECTORS ANNUALLY

Prescience Point believes the annual election of all directors encourages board accountability to its shareholders and when directors are held accountable for their actions, they perform better. This view is shared by most shareholders and institutional investors, who believe it to be the standard for corporate governance best practices.  The vast majority of companies in the S&P 500 and Russell 1000 indexes elect all board members annually.

Currently, the Board is divided into three classes serving staggered three-year terms. A classified board protects the incumbents, which in turn limits accountability to shareholders. Declassification of the Board is a positive step which will allow more productive shareholder engagement and will help the Company achieve its optimal valuation.

According to the Company’s Proxy Statement, the Company intends to bring the following proposal to amend the Charter to eliminate the classification of the Board over a three-year period beginning at the 2022 annual meeting of shareholders, with directors elected to a one-year term following the expiration of the directors’ existing terms and provide for the annual election of all directors beginning at the 2024 annual meeting of shareholders.

According to the Company’s Proxy Statement, the proposed amendment to the Charter would become effective upon the filing of the Articles of Amendment to the Restated Articles of Incorporation with the Secretary of State of the State of Florida, which, according to the Company’s Proxy Statement, the Company would file promptly following the Annual meeting if the shareholders approve the proposed amendment. In the case of any vacancy on the Board created by an increase in the number of directors, according to the Company’s Proxy Statement, any vacancy would be filled through in interim appointment by the Board with the new director to serve a term ending at the next annual meeting. Vacancies created by resignation, removal or death would be filled by the Board by appointment of a new director to serve a term until the end of the term of the director being replaced. The proposed amendment would not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships. If the shareholders of the Company approve the proposed amendment, the Company’s Proxy Statement states that the Board will also make certain conforming changes to the Bylaws and the Company’s Corporate Governance Guidelines.

The proposed amendment to the Charter is attached to this Proxy Statement as Annex II.

We recommend voting FOR this proposal.

Vote Required.

According to the Company’s Proxy Statement, the approval of Proposal 5 requires the affirmative vote of a majority of shares entitled to vote on the matter (i.e., shares outstanding). Abstentions and broker non-votes will be treated as shares that are entitled to vote and therefore will count as votes against Proposal 5.

We Recommend a Vote FOR Proposal 5 on the GOLD proxy card.

14

PROPOSAL 6: PROPOSAL TO AMEND THE CHARTER TO REDUCE THE THRESHOLD REQUIRED FOR SHAREHOLDERS TO REQUEST A SPECIAL MEETING

Lowering the threshold for shareholders of the Company to request a special meeting is a positive step which will allow shareholders another avenue to raise any concerns they have with the Company.

According to the Company’s Proxy Statement, the Company intends to bring the following proposal to amend the Charter to reduce the minimum ownership threshold to call a special shareholders’ meeting from 50% to 25%.

According to the Company’s Proxy Statement, the proposed amendment to the Charter would become effective upon the filing of the Articles of Amendment to the Restated Articles of Incorporation with the Secretary of State of the State of Florida, which, according to the Company’s Proxy Statement, the Company would file promptly following the Annual meeting if the shareholders approve the proposed amendment. If the shareholders of the Company approve the proposed amendment, the Board will also make certain conforming changes to the Bylaws.

The proposed amendment to the Charter is attached to this Proxy Statement as Annex III.

We recommend voting FOR this proposal.

Vote Required.

According to the Company’s Proxy Statement, the approval of Proposal 6 requires the affirmative vote of a majority of shares entitled to vote on the matter (i.e., shares outstanding). Abstentions and broker non-votes will be treated as shares that are entitled to vote and therefore will count as votes against Proposal 6.

We Recommend a Vote FOR Proposal 6 on the GOLD proxy card.

15

PROPOSAL 7: PROPOSAL TO AMEND TO THE BYLAWS TO ADOPT PROXY ACCESS

The Company has included in its proxy statement a proposal to amend the Bylaws to provide for proxy access (the “Proxy Access Amendments”). According to the Company’s Proxy Statement, proxy access will allow Eligible Shareholders (as defined below) who comply with the requirements set forth in the Bylaws to include their own nominees for director in the Company’s proxy materials along with candidates nominated by the Board.

According to the Company’s Proxy Statement, the Company has determined that proxy access should require a nominating shareholder to own a minimum of 3% of the issued and outstanding shares of Common Stock. If this Proposal 7 is approved and goes into effect, the Proxy Access Amendments will go into effect and provide shareholders proxy access for next year’s annual meeting.

The Company has included the following summary of the terms of the Proxy Access Amendments in its proxy statement, the text of which are attached as Annex IV:

Eligibility of Shareholders to Nominate Directors Pursuant to the Proxy Access Provisions

A shareholder or group of up to 20 shareholders (such shareholder or shareholder group, an “Eligible Shareholder”) that has maintained continuous qualifying ownership of at least 3% of the issued and outstanding Common Stock for at least the previous three years would be permitted to nominate and include up to a specified number of proxy access nominees in the Company’s proxy materials for its annual meeting of shareholders provided that the Eligible Shareholder and proxy access nominee(s) satisfy the requirements of the Proxy Access Amendments.

Calculation of Qualifying Ownership

To ensure that the interests of shareholders seeking to include proxy access nominees in the Company’s proxy materials are aligned with those of other shareholders, an Eligible Shareholder would be deemed to own only those outstanding shares of Common Stock as to which the Eligible Shareholder possesses both (1) the full voting and investment rights pertaining to the shares and (2) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares. The following shares would not count as “owned” shares for purposes of the Proxy Access Amendment:

•	shares purchased or sold by the Eligible Shareholder or any of its affiliates in any transaction that has not been settled or closed, including any short sale;
•	shares borrowed by the Eligible Shareholder or any of its affiliates for any purposes or purchased by the Eligible Shareholder or any of its affiliates pursuant to an agreement to resell such shares; and
•	shares subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by the Eligible Shareholder or any of its affiliates which has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, the Eligible Shareholder’s or its affiliates’ full right to vote or direct the voting of any such shares, and/or (2) hedging, offsetting or altering to any degree any gain or loss arising from the full economic ownership of such shares by the Eligible Shareholder or its affiliate.

16

Number of Proxy Access Nominees

The maximum number of proxy access nominees that the Company would be required to include in its proxy materials would not exceed the greater of (i) two (2) or (ii) 20% of the directors in office on the last day on which a nomination could be submitted (rounded down to the nearest whole number). If, after the nomination deadline, one or more vacancies occur on the Board and the Board decides to reduce the size of the Board in connection therewith, the proxy access nominee limit would be calculated based on the reduced number of directors. Any proxy access nominee who is either subsequently withdrawn or included in the Company’s proxy materials as a nominee of the Board, would be counted against the proxy access nominee limit. Nominees who cease to satisfy, or nominees of nominating shareholders who cease to satisfy, the eligibility requirements of the Proxy Access Amendments would also be counted against the proxy access nominee limit. Any director currently serving on the Board who was a proxy access nominee at any of the two preceding annual meetings and whose reelection at the upcoming annual meeting of shareholders is being recommended by the Board at the upcoming annual meeting would also be counted against the proxy access nominee limit.

Procedure for Selecting Proxy Access Nominees if Proxy Access Nominee Limit Exceeded

If the number of proxy access nominees exceeds the proxy access nominee limit, then each nominating shareholder will select one nominee for inclusion in the proxy statement until the maximum number of director nominees is reached, beginning with the Eligible Shareholder with the largest qualifying ownership and proceeding through the list of Eligible Shareholder in descending order of qualifying ownership.

Nominating Procedure

In order to provide adequate time to assess proxy access nominees, requests to include proxy access nominees in the Company’s proxy materials must be received no earlier than 150 days and no later than 120 days before the anniversary of the date that the Company issued its proxy statement for the previous year’s annual meeting of shareholders, subject to adjustment in the event the annual meeting is held more than 30 days before or after the anniversary of the date of the prior year’s annual meeting.

Information Required of All Eligible Shareholders

Each Eligible Shareholder seeking to include a proxy access nominee in the Company’s proxy materials would be required to provide certain information to the Company, including, but not limited to:

•	a copy of the Schedule 14N filed by the Eligible Shareholders with the SEC;
•	information (including representations and warranties) regarding (i) a lack of intent to effect a change in control; (ii) the nominee’s candidacy compliance with applicable law or exchange rules; (iii) certain relationships with the Company and other attributes and biographical information of the nominee; (iv) continued compliance with shareholder eligibility requirements; (v) limitations on nominating shareholder solicitations, other than with respect to the nominee; and (vi) use of proxy cards;
•	an agreement to comply with all applicable laws in connection with the nomination, solicitation and election and to file any and all written solicitations relating to director nominees; and
•	an agreement to assume certain liabilities and indemnify the Company and its directors, officers, and employees against certain losses, including liabilities and losses relating to the shareholder’s nomination.

Information Required of All Proxy Access Nominees

Each proxy access nominee would be required to make certain written representations to and agreements with the Company, including, but not limited to:

•	providing to the Company reasonably requested information;
•	agreeing to adhere to the Company’s corporate governance guidelines and Code of Business Conduct and Ethics and any other Company policies and guidelines applicable to directors as adopted from time to time; and
•	agreeing that such nominee is not and will not become party to any compensatory arrangements or voting commitments with a person or entity in connection with such proxy access nominee’s service or action as a nominee or director that have not been disclosed to the Company.

17

Exclusion of Proxy Access Nominees

The Company would not be required to include a proxy access nominee in the Company’s proxy materials if:

•	the nominating shareholder or the designated representative thereof does not appear at the meeting of shareholders to present the nomination or the nominating shareholder withdraws its nomination, or the presiding officer of the annual meeting declares that such nomination was not made in accordance with the Proxy Access Amendments;
•	the Board determines that such nominee’s nomination or election to the Board would result in the Company’s violating or failing to be in compliance with the Bylaws or the Articles or any applicable law, rule or regulation to which the Company is subject, including any rules or regulations of any stock exchange on which the Company’s securities are traded;
•	the nominee was nominated for election to the Board pursuant to the Proxy Access Amendments at one of the Company’s two (2) preceding annual meetings of shareholders of the Company and either withdrew or became ineligible or received less than 25% of the votes that all shareholders are entitled to cast for such nominee;
•	the nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended; or
•	the Company is notified, or the Board determines, that a nominating shareholder has failed to continue to satisfy the eligibility requirements included in the Proxy Access Amendments, any of the representations and warranties made in the applicable notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statement not misleading), the nominee becomes unwilling or unable to serve on the Board or any material violation or breach occurs of the obligations, agreements, representations or warranties of the Proxy Access Amendments.

Supporting Statement

Eligible Shareholders would be permitted to include in the proxy statement a statement of up to 500 words in support of each proxy access nominee. The Company may omit any information or statement that the Board determines is untrue in any material respect, directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to any person or would violate any applicable law or regulation and may solicit against and include in the proxy statement its own statement relating to any proxy access nominee.

We recommend voting FOR this proposal.

Vote Required.

According to the Company’s Proxy Statement, the approval of Proposal 7 requires the affirmative vote of a majority of shares entitled to vote on the matter (i.e., shares outstanding). Abstentions and broker non-votes will be treated as shares that are entitled to vote and therefore will count as votes against Proposal 7.

We Recommend a Vote FOR Proposal 7 on the GOLD proxy card.
18

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who is entitled to vote?

Holders of Common Stock and Series B Convertible Preferred Stock (the “Voting Stock”) at the close of business on the Record Date, April 16, 2021, are entitled to notice of and to vote at the Annual Meeting. Shareholders who sold shares of Voting Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Voting Stock.  Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Voting Stock after the Record Date (unless they also transfer their voting rights).  According to the Company’s Proxy Statement, as of the Record Date 111,718,544 shares of Common Stock were outstanding and 100,000 shares of Series B Preferred Stock were outstanding.

Each share of Series B Preferred Stock is entitled to be voted by the holder on an as-converted basis (converted at $5.25 per share) as a single class with the holder of Common stock, subject to certain limitations on voting set forth in the Company’s Restated Articles of Incorporation. According to the Company’s Proxy Statement, as of the Record Date, holders of Series B Preferred Stock held 19,657,609 votes or 15% of the aggregate voting power of shares entitled to vote at the Annual Meeting, resulting in an aggregate of 131,376,153 shares entitled to vote at the Annual Meeting as of the record date.

According to the Company’s Proxy Statement, the only outstanding classes of securities of the Company entitled to vote at the Annual Meeting are the Common Stock and Series B Convertible Preferred Stock.

How do I vote my shares?

Shares held in record name. If your shares of Common Stock are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of shares of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your shares of Common Stock in “street” name with a broker, bank, dealer, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed GOLD proxy card. If your broker, bank, dealer, trust company or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD proxy card. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to info@okapipartners.com or mailing them to Prescience Point, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

Note: Shares of Common Stock represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, “FOR” each of the Class II Nominees listed in Proposal 1, “FOR” the Class III Nominee listed in Proposal 2, “AGAINST” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “FOR” Proposal 6 and “FOR” Proposal 7 set forth in this Proxy Statement.

19

How should I vote on each proposal?

Prescience Point recommends that you vote your shares on the GOLD proxy card as follows:

“FOR” each of the Class II Nominees standing for election to the Board named in this Proxy Statement (Proposal 1);

“FOR” the Class III Nominee standing for election to the Board named in this Proxy Statement (Proposal 2);

“AGAINST” the advisory proposal to approve the compensation of the Company’s named executive officers (Proposal 3);

“FOR” the ratification of the Company’s selection of independent registered public accounting firm (Proposal 4);

“FOR” the Company’s proposal to amend the Charter to declassify the Board of the Company (Proposal 5);

“FOR” the Company’s proposal to amend the Charter to reduce the threshold required for shareholders to request a special meeting (Proposal 6); and

“FOR” the Company’s proposal to amend the Bylaws to allow for proxy access (Proposal 7).

How many shares must be present to hold the Annual Meeting?

Under the Bylaws, the holders of a majority of the votes of the shares of stock of the Corporation issued and outstanding and entitled to vote must be present in person or by proxy to constitute a quorum for the transaction of any business at the Annual Meeting. According to the Company’s Proxy Statement, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. For more information on broker non-votes, see “What are “broker non-votes” and what effect do they have on the proposals?” below.

What vote is needed to approve each proposal?

Proposal 1 – Election of Class II Directors. According to the Bylaws and the Company’s Proxy Statement, directors shall be elected by a plurality of the votes cast, meaning the three Class II director nominees who receive the highest number of shares voted “FOR” their election will be elected to the Board. Abstentions will have no effect on the outcome of Proposal 1.

Proposal 2 – Election of Class III Director. According to the Bylaws and the Company’s Proxy Statement, Class III directors shall be elected by a plurality of the votes cast, meaning the one Class III director nominee who receives the highest number of shares voted his or her “FOR” election will be elected to the Board. Abstentions will have no effect on the outcome of Proposal 2.

THE ONLY WAY TO SUPPORT ALL OF THE PRESCIENCE POINT NOMINEES IS TO SUBMIT YOUR VOTING INSTRUCTIONS “FOR” EACH OF THE NOMINEES ON THE GOLD PROXY CARD. PLEASE DO NOT SIGN OR RETURN A WHITE PROXY CARD FROM THE COMPANY, EVEN IF YOU INSTRUCT TO “ABSTAIN” ON THEIR DIRECTOR NOMINEES. DOING SO WILL REVOKE ANY PREVIOUS VOTING INSTRUCTIONS YOU PROVIDED ON THE GOLD PROXY CARD.

Proposal 3. According to the Company’s Proxy Statement, the approval of Proposal 3 requires that votes cast for the proposal by the holders of shares present and entitled to vote exceed the votes cast against the proposal. Abstentions will have no effect on the outcome of Proposal 3.

Proposal 4. According to the Company’s Proxy Statement, the approval of Proposal 4 requires that votes cast for the proposal by the holders of shares present and entitled to vote exceed the votes cast against the proposal. Abstentions will have no effect on the outcome of Proposal 4.

Proposal 5. According to the Company’s Proxy Statement, the approval of Proposal 5 requires the affirmative vote of a majority of shares entitled to vote on the matter (i.e., shares outstanding). Abstentions and broker non-votes will be treated as shares that are entitled to vote and therefore will count as votes against Proposal 5.

Proposal 6. According to the Company’s Proxy Statement, the approval of Proposal 6 requires the affirmative vote of a majority of shares entitled to vote on the matter (i.e., shares outstanding). Abstentions and broker non-votes will be treated as shares that are entitled to vote and therefore will count as votes against Proposal 6.

Proposal 7. According to the Company’s Proxy Statement, the approval of Proposal 7 requires the affirmative vote of a majority of shares entitled to vote on the matter (i.e., shares outstanding). Abstentions and broker non-votes will be treated as shares that are entitled to vote and therefore will count as votes against Proposal 7.

20

What are “broker non-votes” and what effect do they have on the proposals?

Generally, broker non-votes occur when shares held by a broker, bank or other nominee in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker, bank or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from you, as the beneficial owner of such shares with respect to that proposal, the brokerage firm cannot vote such shares on that proposal unless it is a “routine” matter. Under the rules and interpretations of the New York Stock Exchange (“NYSE”), there are no “routine” proposals in a contested proxy solicitation. Even though the Common Stock is not listed on the NYSE, the NYSE rules apply to brokers who are NYSE members voting on matters being submitted to shareholders. Because we have initiated a contested proxy solicitation, there will be no “routine” matters at the Annual Meeting for any broker accounts that are provided with proxy materials by Prescience Point. As a result, there will be no broker non-votes by such banks, brokers or other nominees with respect to such accounts. If you do not submit any voting instructions to your broker, bank or other nominee with respect to such accounts, your shares in such accounts will not be counted in determining the outcome of Proposals 1, 2, 3 and 4 at the Annual Meeting and will count as shares that are entitled to vote and therefore will count as votes against Proposals 5, 6 and 7.

How do I attend the virtual Annual Meeting? Can I vote and ask questions during the Annual Meeting?

According to the Company’s Proxy Statement, in light of public health concerns regarding the coronavirus (COVID-19) outbreak, the Annual Meeting will be conducted in a virtual format only. There is no in-person meeting for you to attend.

You will be able to attend the Annual Meeting online, vote your shares electronically during the meeting, and submit any questions by visiting www.cesonlineservices.com/mdxg21_vm.

Attendance at the Annual Meeting or any adjournment or postponement thereof will be limited to shareholders of the Company as of the close of business on the Record Date, April 16, 2021, and guests of the Company. In order to attend the virtual meeting, you will need to pre-register by 10:00 a.m. Eastern Time on May 25, 2021. To pre-register for the meeting, please follow these instructions:

Registered Shareholders

Shareholders of record as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.cesonlineservices.com/mdxg21_vm. Please have your GOLD proxy card containing your control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to participate in the Annual meeting remotely must be received no later than 10:00 a.m., Eastern Time, on May 25, 2021.

Beneficial Shareholders

Shareholders whose shares are held through a broker, bank or other nominee as of the Record Date may register to participate in the Annual Meeting remotely by visiting the website www.cesonlineservices.com/mdxg21_vm.

Please have your Voting Instruction Form or other communication containing your control number available and follow the instructions to complete your registration request. After registering, shareholders will receive a confirmation email with a link and instructions for accessing the virtual Annual Meeting. Requests to register to participate in the Annual Meeting remotely must be received no later than 10:00 a.m., Eastern Time, on May 25, 2021.

According to the Company’s Proxy Statement, it will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page.

21

Questions on How to Pre-register

If you have any questions or require any assistance with pre-registering, please contact our proxy solicitor, Okapi Partners LLC, (“Okapi”), toll free at (844) 343-2621 or collect at (212) 297-0720.

What should I do if I receive a proxy card from the Company?

You may receive proxy solicitation materials from MiMedx, including an opposition proxy statement and white proxy card. We are not responsible for the accuracy of any information contained in any proxy solicitation materials used by the Company or any other statements that it may otherwise make.

We recommend that you disregard any proxy card or solicitation materials that may be sent to you by the Company. Voting “WITHHOLD” for any of the Company’s nominees on its proxy card or voting “ABSTAIN” is not the same as voting for the Nominees because a vote withheld or abstained for any of the Company’s nominees will not count as a vote “FOR” the Prescience Point Nominees. If you have already voted using the Company’s white proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Okapi Partners LLC, toll free at (844) 343-2621 or collect at (212) 297-0720.

Can I change my vote or revoke my proxy?

If you are the shareholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);
•	delivering a written revocation or a later dated proxy for the Annual Meeting to Prescience Point, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036 or to the secretary of the Company; or
•	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the Annual Meeting and you beneficially own shares of Common Stock but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your shares held in its name at the meeting. Contact Okapi toll free at (844) 343-2621 or collect at (212) 297-0720.

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Company, we request that either the original or a copy of any revocation be mailed to Prescience Point, c/o Okapi Partners LLC, 1212 Avenue of the Americas, New York, New York 10036, so that we will be aware of all revocations.

22

Who is making this Proxy Solicitation and who is paying for it?

The solicitation of proxies pursuant to this proxy solicitation is being made by Prescience Point and the Nominees. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, in person and by advertisements. Prescience Point will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Prescience Point has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. Prescience Point will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Prescience Point will also participate in the solicitation of proxies in support of our proposals and the Nominees. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Prescience Point has retained Okapi to provide solicitation and advisory services in connection with this solicitation. Prescience Point will be paid a fee not to exceed $[ ] based upon the campaign services provided. In addition, Prescience Point will reimburse Okapi for its reasonable out-of-pocket expenses and will indemnify Okapi against certain liabilities and expenses, including certain liabilities under the federal securities laws. Okapi will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that Okapi will employ approximately 25 persons to solicit the Company’s shareholders as part of this solicitation. Okapi does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation.

The entire expense of soliciting proxies is being borne by Prescience Point. Costs of this proxy solicitation are currently estimated to be approximately $[ ]. We estimate that through the date hereof, Prescience Point’s expenses in connection with the proxy solicitation are approximately $[ ]. If successful, Prescience Point may seek reimbursement of these costs from the Company. In the event that it decides to seek reimbursement of its expenses, Prescience Point does not intend to submit the matter to a vote of the Company’s shareholders. The Board, which will consist of four of the Nominees, if all are elected, and five of the incumbent Company directors, would be required to evaluate the requested reimbursement consistent with their fiduciary duties to the Company and its shareholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation, litigation and other costs incidental to the solicitation.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. Some banks and brokers with account holders who are shareholders of the company may be householding our proxy materials.

A single copy of this Proxy Statement (and of the Company’s Proxy Statement and annual report) will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from one or more of the affected shareholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Secretary of the Company at 1775 West Oak Common Ct. NE, Marietta, Georgia 30062. Shareholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Where can I find additional information concerning Prescience Point?

Pursuant to Rule 14a-5(c) promulgated under the Exchange Act, we have omitted from this proxy statement certain disclosure required by applicable law to be included in the Company’s Proxy Statement in connection with the Annual Meeting. Such disclosure includes information regarding securities of the Company beneficially owned by the Company’s directors, nominees and management; certain shareholders’ beneficial ownership of more than 5% of the Company’s voting securities; information concerning the Company’s directors who are not up for election at the Annual Meeting; information concerning executive compensation; and information concerning the procedures for submitting shareholder proposals and director nominations intended for consideration at the 2021 annual meeting of shareholders and for consideration for inclusion in the proxy materials for that meeting. If the Company does not distribute the Company’s Proxy Statement to shareholders at least ten days prior to the Annual Meeting, we will distribute to the shareholders a supplement to this proxy statement containing such disclosures at least ten days prior to the Annual Meeting. We take no responsibility for the accuracy or completeness of information contained in the Company’s Proxy Statement. Except as otherwise noted herein, the information in this proxy statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This proxy statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, at http://www.sec.gov.

23

CONCLUSION

We urge you to carefully consider the information contained in this proxy statement and then support our efforts by signing, dating and returning the enclosed GOLD proxy card today.

Thank you for your support,

Prescience Point Capital Management LLC

Prescience Partners, LP

Prescience Point Special Opportunity LP

Prescience Capital, LLC

Eiad Asbahi

Alfred G. Merriweather

Charlotte E. Sibley

William F. Spengler

24

ANNEX I: INFORMATION ON THE PARTICIPANTS

This proxy solicitation is being made by Prescience Investment Group, LLC d/b/a Prescience Point Capital Management LLC (“Prescience Management”), Prescience Partners, LP (“Prescience Partners”), Prescience Point Special Opportunity LP (“Prescience Opportunity”), Prescience Capital, LLC (“Prescience Capital”), Eiad Asbahi (“Mr. Asbahi” and together with Prescience Management, Prescience Partners, Prescience Opportunity and Prescience Capital, “Prescience Point”), Alfred G. Merriweather (“Mr. Merriweather”), Charlotte E. Sibley (“Ms. Sibley”) and William F. Spengler (“Mr. Spengler”) (all of the foregoing, collectively the “Participants”).

As of the close of business on April 16, 2021, the Participants may be deemed to beneficially own, in the aggregate, 9,062,021 shares of Common Stock, representing approximately 8.1% of the Company’s outstanding shares of Common Stock. The percentages contained herein are based upon 111,718,544 shares of Common Stock outstanding as of the Record Date, as reported in the Company’s Proxy Statement.

Of the 9,062,021 shares of Common Stock beneficially owned in the aggregate by the Participants: (a) 9,058,250 shares of Common Stock may be deemed to be beneficially owned by Prescience Point; (b) 1,270 shares of Common Stock may be deemed to be beneficially owned by Mr. Merriweather; (c) 1,241 shares of Common Stock may be deemed to be beneficially owned by Ms. Sibley; and (d) 1,260 shares of Common Stock may be deemed to be beneficially owned by Mr. Spengler. Of the 9,058,250 shares of Common Stock beneficially owned, in the aggregate, by Prescience Point: (a) 6,058,430 shares of Common Stock may be deemed to be directly and beneficially owned by Prescience Partners; (b) 2,098,644 shares of Common Stock may be deemed to be directly and beneficially owned by Prescience Opportunity; (c) 8,157,074 shares of Common Stock may be deemed to be beneficially owned by Prescience Capital by virtue of it being the general partner of each of Prescience Partners and Prescience Opportunity; (d) 9,058,250 shares of Common Stock may be deemed to be beneficially owned by Prescience Management by virtue of it being the investment manager of each of Prescience Partners and Prescience Opportunity and the investment manager to certain separately managed accounts (the “Managed Accounts”); and (e) 9,058,250 shares of Common Stock may be deemed to be beneficially owned by Mr. Asbahi by virtue of him being the managing member of Prescience Management.

The Prescience Point entities expressly disclaim beneficial ownership of the shares of Common Stock held by Mr. Merriweather, Ms. Sibley and Mr. Spengler. Mr. Merriweather expressly disclaims beneficial ownership of the shares of Common Stock held by the Prescience Point entities, Ms. Sibley and Mr. Spengler. Ms. Sibley expressly disclaims beneficial ownership of the shares of Common Stock held by the Prescience Point entities, Mr. Merriweather and Mr. Spengler. Mr. Spengler expressly disclaims beneficial ownership of the shares of Common Stock held by the Prescience Point entities, Mr. Merriweather and Ms. Sibley. Each Participant disclaims beneficial ownership of the Common Stock reported above except to the extent of his, her or its actual pecuniary interest therein.

The address of the principal office of each of the Prescience Point entities is 1670 Lobdell Avenue, Suite 200, Baton Rouge, Louisiana 70806.

The principal business of Prescience Partners and Prescience Point is investing in securities. The principal business of Prescience Capital is serving as the general partner of each of Prescience Partners and Prescience Point. The principal business of Prescience Management is serving as the investment manager to each of Prescience Partners and Prescience Point as well as serving as the investment manager to the Managed Accounts.

The principal business addresses, along with the principal occupation, of each of the Class II Nominees is disclosed in the section titled “PROPOSAL 1: ELECTION OF CLASS II DIRECTORS” beginning on page 6. The principal business address, along with the principal occupation, of the Class III Nominee is disclosed in the section titled “PROPOSAL 2: ELECTION OF CLASS III DIRECTORS” beginning on page 9.

The shares of Common Stock held by the Prescience Partners, Prescience Opportunity and the Managed Accounts as described herein are held in commingled margin accounts, which may extend margin credit to Prescience Capital from time to time, subject to applicable federal margin regulations, stock exchange rules and credit policies. In such instances, the positions held in the margin accounts are pledged as collateral security for the repayment of debit balances in the account. The margin accounts bear interest at a rate based upon the broker’s call rate from time to time in effect. Because other securities are held in the margin accounts, it is not possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock reported herein.

Except as set forth in this Proxy Statement (including the Annexes), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant in this proxy solicitation directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including any of the Participants, who is a party to an arrangement or understanding pursuant to which the Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Nominees, except as set forth in this Proxy Statement (including the Annexes), none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years. Neither the Nominees nor any associate of a Nominee has served as a director or named executive officer of the Company at any point during the last three fiscal years of the Company.

25

ANNEX II: PROPOSED ARTICLES OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION OF THE COMPANY TO DECLASSIFY THE BOARD OF DIRECTORS

FIRST: This Corporation is named MiMedx Group, Inc. (the “Corporation”). The Articles of Incorporation of the Corporation were originally filed with the Office of the Department of State of the State of Florida on February 8, 2008. The Restated Articles of Incorporation of the Corporation were filed with the Office of the Department of State of the State of Florida on March 4, 2021.

SECOND: Pursuant to the authority of the Board of Directors of the Corporation set forth in the Corporation’s Restated Articles of Incorporation and Section 607.0602 of the Florida Business Corporation Act (the “Act”), these Articles of Amendment were duly adopted by the Board of Directors of the Corporation on [ ], 2021 in accordance with the provisions of Section 607.1003 of the Act.

THIRD: These Articles of Amendment were duly approved by holders of a majority of the outstanding shares of the Common Stock and of the Preferred Stock of the Corporation, voting together as a single class, in accordance with the provisions of Section 607.1003 of the Act and the Corporation’s Restated Articles of Incorporation on [ ], 2021.

FOURTH: The Corporation’s Restated Articles of Incorporation are hereby amended by deleting Article 10(b) and inserting the following text in lieu thereof:

Article 10. Board of Directors. The business and the affairs of the Corporation shall be managed by, or under the direction of, a Board of Directors comprised as follows:

[…]

(b) The members of the Board of Directors elected at the 2010 annual meeting of Shareholders shall be divided into three classes, designated as Class I, Class II, and Class III as specified in the resolution adopted by Shareholders at such meeting. Each Class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The Class I directors elected at the 2010 annual meeting of Shareholders shall be deemed elected for a three-year term, Class II directors for a two-year term, and Class III directors for a one-year term. Each director shall hold office until the next annual meeting of Shareholders upon which his/her term expires and until his/her successor is elected and qualified, or until his/her earlier death, resignation or removal. At each succeeding annual meeting of Shareholders prior to the 2022 annual meeting, successor directors to the Class of directors whose term expires at that annual meeting of Shareholders shall be elected for a three- year term. If the number of directors has changed, any increase or decrease shall be apportioned among the Classes so as to maintain the number of directors in each Class as nearly equal as possible. Notwithstanding the foregoing, commencing with the 2022 annual meeting of Shareholders, each person nominated as a director to serve in the class of directors whose term shall expire at such annual meeting of Shareholders shall be elected to hold office for a term expiring at the next annual meeting of Shareholders and until his/her successor is elected and qualified or until his/her earlier death, resignation or removal. As a result, commencing with the 2024 annual meeting of Shareholders, the Board of Directors shall consist of one class of directors (with the Class I, Class II and Class III designations being eliminated), with all director nominees at such annual meeting of Shareholders and thereafter being elected to hold office for a term expiring at the next annual meeting of Shareholders and until his/her successor is elected and qualified or until his/her earlier death, resignation or removal.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment on [ ], 2021.

MiMedx Group, Inc.

By:_________________________

Name: William F. Hulse IV

Its: General Counsel and Secretary

26

ANNEX III: PROPOSED ARTICLES OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION OF THE COMPANY TO REDUCE THE OWNERSHIP THRESHOLD TO CALL A SPECIAL SHAREHOLDERS’ MEETING

FIRST: This Corporation is named MiMedx Group, Inc. (the “Corporation”). The Articles of Incorporation of the Corporation were originally filed with the Office of the Department of State of the State of Florida on February 8, 2008. The Restated Articles of Incorporation of the Corporation were filed with the Office of the Department of State of the State of Florida on March 4, 2021.

SECOND: Pursuant to the authority of the Board of Directors of the Corporation set forth in the Corporation’s Restated Articles of Incorporation and Section 607.0602 of the Florida Business Corporation Act (the “Act”), these Articles of Amendment were duly adopted by the Board of Directors of the Corporation on [ ], 2021 in accordance with the provisions of Section 607.1003 of the Act.

THIRD: These Articles of Amendment were duly approved by holders of a majority of the outstanding shares of the Common Stock and of the Preferred Stock of the Corporation, voting together as a single class, in accordance with the provisions of Section 607.1003 of the Act and the Corporation’s Restated Articles of Incorporation on [ ], 2021.

FOURTH: The Corporation’s Restated Articles of Incorporation are hereby amended by deleting Article 9 and inserting the following text in lieu thereof:

Article 9. Special Meeting of Shareholders. Special meetings of the shareholders for any purpose may be called by the Secretary of the Corporation at the request in writing of shareholders owning not less than 25% of all votes entitled to be cast on any issue proposed to be considered at the proposed meeting by delivering one or more written demands for the meeting which are signed, dated and delivered to the Secretary of the Corporation, describe the purpose(s) for which the meeting is to be held, and comply with the procedures set forth in Article II, Section 3 of the Amended and Restated Bylaws of the Corporation (as further amended and/or amended and restated from time to time, the “Bylaws”), or any successor or replacement provision of the Bylaws. The foregoing shall be in addition to, and not limit in any manner, the right of the any other person or group, including, to the extent applicable, the Board, the Chairman of the Board and the Chief Executive Officer of the Corporation, to call a special meeting of the shareholders as may be expressly provided in Article II, Section 3 (or any successor or replacement provision) of the Bylaws.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment on [ ], 2021.

MiMedx Group, Inc.

By:__________________________

Name: William F. Hulse IV

Its: General Counsel and Secretary

27

ANNEX IV: PROPOSED AMENDMENT NO. 1 TO THE AMENDED AND RESTATED BYLAWS OF THE COMPANY

Pursuant to the resolutions duly adopted by the Board of Directors of MiMedx Group, Inc., a Florida corporation (the “Corporation”), and in accordance with Section 10, Article VIII of the Amended and Restated Bylaws of the Corporation (the “Bylaws”), the Bylaws are amended as set forth below. Except as specifically set forth below, the Bylaws remain unchanged and in full force and effect.

1. A new Section 10(d) is added to Article II of the Bylaws, the text of which is set forth below:

“(d). Shareholder Nominations Included in the Corporation’s Proxy Materials.

(i) Definitions. For purposes of this Section 10(d), the following terms shall have the meanings set forth below, except as otherwise provided herein.

“Eligible Holder” means a person who has either (i) been a record holder of the shares of common stock of the Corporation used to satisfy the eligibility requirements of Section 10(d)(iv) continuously for the three (3)-year period as described in Section 10(d)(iv), or (ii) provides to the Secretary of the Corporation, within the time period specified in Section 10(d)(v), evidence of continuous ownership of such shares for such three (3)-year period from one or more securities intermediaries in a form that the Board of Directors, or its designee, determines would be acceptable for purposes of a shareholder proposal under Rule 14a-8(b)(2) under the Exchange Act (or any successor rule).

“Maximum Number” with respect to any annual meeting of the shareholders, means that number of nominees for election to the Board of Directors that constitutes no more than the greater of (i) two (2) or (ii) 20% of the total number of directors of the Corporation as of the last day on which a Qualified Nomination Notice may be submitted pursuant to Section 10(d)(v) (rounded down to the nearest whole number). The Maximum Number shall be subject to the adjustments described in Section 10(d)(iii).

“Minimum Number” means 3% of the Corporation’s issued and outstanding shares of common stock of the Corporation as of the most recent date for which such amount is given in any filing made by the Corporation with the Securities and Exchange Commission prior to the submission of the Qualified Nomination Notice.

“Qualified Nomination Notice” means a notice given by a Nominating Shareholder that complies with the requirements of Section 10(d)(v) and names a Nominee.

“Nominating Shareholder” means an Eligible Holder or group of up to 20 Eligible Holders who nominate a nominee for election to the Board of Directors.

“Nominee” means any person nominated for election to the Board of Directors by a Nominating Shareholder that, individually and collectively, in the case of a group, satisfy all applicable procedures set forth in Section 10(d)(iv) and 10(d)(v).

(ii) Inclusion of Nominee in Proxy Statement. Subject to the provisions of this Section 10(d) of this Article II, if expressly requested in a Qualified Nomination Notice delivered by a Nominating Shareholder, the Corporation shall include in its proxy statement for any annual meeting of the shareholders:

(A) the name of the Nominee, which shall also be included on the Corporation’s form of proxy and ballot;

(B) disclosures about the Nominee and Nominating Shareholder required under the rules of the SEC or other applicable law to be included in the proxy statement;

(C) any statement included by the Nominating Shareholder in the Qualified Nomination Notice for inclusion in the proxy statement in support of the Nominee’s election to the Board of Directors (subject, without limitation, to Section 10(d)(v)(B) of this Article II), if such statement does not exceed 500 words and fully complies with Section 14 of the Exchange Act, and the rules and regulations thereunder, including Rule 14a-9; and

(D) any other information that the Corporation or the Board of Directors determines, in its discretion, to include in the proxy statement relating to the nomination of the Nominee, including, without limitation, any statement in opposition to the nomination and any of the information provided pursuant to this Section 10(d) of this Article II.

(iii) Maximum Number of Nominees.

(A) The Corporation shall not be required to include in the proxy statement for an annual meeting of the shareholder more Nominees than the Maximum Number for such annual meeting. The Maximum Number for a particular annual meeting of the shareholders shall be reduced by: (1) Nominees who are subsequently withdrawn or that the Board of Directors itself decides to nominate for election at such annual meeting, (2) Nominees who cease to satisfy, or Nominees of Nominating Shareholders that cease to satisfy, the eligibility requirements in this Article II, Section 10(d) and (3) the number of incumbent directors who were Nominees with respect to any of the preceding two annual meetings of the shareholders and whose reelection at the upcoming annual meeting of the shareholders is being recommended by the Board of Directors. If one or more vacancies for any reason occurs on the Board of Directors after the deadline set forth in Section 10(d)(v) of this Article II, but before the date of the annual meeting of the shareholders, and the Board of Directors resolves to reduce the size of the Board in connection therewith, the Maximum Number shall be calculated based on the number of directors in office as so reduced.

(B) If the number of Nominees pursuant to this Section 10(d) of this Article II for any annual meeting of the shareholders exceeds the Maximum Number then, promptly upon notice from the Corporation, each Nominating Shareholder will select one Nominee for inclusion in the proxy statement until the Maximum Number is reached, going in order of the amount (largest to smallest) of the ownership position as disclosed in each Nominating Shareholder’s Qualified Nomination Notice, with the process repeated if the Maximum Number is not reached after each Nominating Shareholder has selected one Nominee. If, after the deadline for submitting a Qualified Nomination Notice as set forth in Section 10(d)(v) of this Article II, a Nominating Shareholder becomes ineligible or withdraws its nomination, or a Nominee becomes unwilling to serve on the Board of Directors, whether before or after the delivery of the definitive proxy statement, then the nomination shall be disregarded, and the Corporation (1) shall not be required to include in its proxy statement or on any ballot or form of proxy the disregarded Nominee or any successor or replacement Nominee proposed by the Nominating Shareholder or by any other Nominating Shareholder, and (2) may otherwise communicate to its shareholders, including, without limitation, by amending or supplementing its proxy statement or ballot or form of proxy, that the Nominee will not be included as a Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the annual meeting of the shareholders.

28

(iv) Eligibility of Nominating Shareholder.

(A) An Eligible Holder or group of up to twenty (20) Eligible Holders may submit a nomination in accordance with this Section 10(d) of this Article II only if the person or group (in the aggregate) has continuously owned at least the Minimum Number of shares of the common stock of the Corporation (as adjusted for any stock splits, stock dividends, or similar events) throughout the three (3)-year period preceding, including the date of submission of, the Qualified Nomination Notice, and continues to own at least the Minimum Number through the date of the annual meeting of the shareholders. A group of funds under common management and investment control shall be treated as one Eligible Holder if such Eligible Holder shall provide, together with the Qualified Nomination Notice, documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management and investment control. For the avoidance of doubt, in the event of a nomination by a group of Eligible Holders, any and all requirements and obligations for an individual Eligible Holder that are set forth in this Section 10(d) of this Article II, including the minimum holding period, shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. If any shareholder withdraws from a group of Eligible Holders acting together as a Nominating Shareholder at any time prior to the annual meeting of the shareholders, the group of Eligible Holders shall only be treated as owning the shares held by the remaining members of the group.

(B) For purposes of this Section 10(d) of this Article II, an Eligible Holder “owns” only those outstanding shares of common stock of the Corporation as to which the Eligible Holder possesses both: (1) the full voting and investment rights pertaining to the shares; and (2) the full economic interest in (including the opportunity for profit and risk of loss on) such shares. The number of shares calculated in accordance with clauses (1) and (2) shall not include any shares: (a) purchased or sold by such Eligible Holder or any of its affiliates in any transaction that has not been settled or closed, (b) sold short by such Eligible Holder, (c) borrowed by such Eligible Holder or any of its affiliates for any purpose or purchased by such Eligible Holder or any of its affiliates pursuant to an agreement to resell or subject to any other obligation to resell to another person, or (d) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Holder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of outstanding shares of common stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of: (x) reducing in any manner, to any extent or at any time in the future, such Eligible Holder’s or any of its affiliates’ full right to vote or direct the voting of any such shares, and/or (y) hedging, offsetting, or altering to any degree, gain or loss arising from the full economic ownership of such shares by such Eligible Holder or any of its affiliates. An Eligible Holder “owns” shares held in the name of a Nominee or other intermediary, so long as the Eligible Holder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest (including the opportunity for profit and risk of loss on) in the shares. An Eligible Holder’s ownership of shares shall be deemed to continue during any period in which the Eligible Holder has delegated any voting power by means of a proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Holder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of common stock of the Corporation are “owned” for these purposes shall be determined by the Board of Directors.

(C) No person shall be permitted to be in more than one group constituting a Nominating Shareholder, and if any person appears as a member of more than one group, it shall be deemed to be a member of the group that has the largest ownership position as reflected in the Qualified Nomination Notice.

(v) Qualified Nomination Notice. To nominate a Nominee, the Nominating Shareholder must, no earlier than 150 days and no later than 120 days before the anniversary of the date that the Corporation delivered its proxy statement for the prior year’s annual meeting of the shareholders, submit to the Secretary of the Corporation at the principal executive office of the Corporation all of the following information and documents (collectively, the “Qualified Nomination Notice”), and in no event will the public announcement of an adjournment of the annual meeting of shareholders commence a new time period for the giving of the Qualified Nomination Notice as provided above; provided, however, that if (and only if) the annual meeting of the shareholders is not scheduled to be held within a period that commences 30 days before the anniversary date of the prior year’s annual meeting of shareholders and ends 30 days after such anniversary date (an annual meeting of the shareholders date outside such period being referred to herein as an “Other Meeting Date”), the Qualified Nomination Notice shall be given in the manner provided herein by the later of the close of business on the date that is 180 days prior to such Other Meeting Date or the tenth day following the date such Other Meeting Date is first publicly announced or disclosed:

(A) A Schedule 14N (or any successor form) relating to the Nominee, completed and filed with the SEC by the Nominating Shareholder as applicable, in accordance with SEC rules.

(B) A written notice of the nomination of such Nominee, in a form deemed satisfactory by the Board of Directors, that includes the following additional information, agreements, representations and warranties by the Nominating Shareholder (including each group member): (1) the information required with respect to the nomination of directors pursuant to Article II, Section 10(a) of these Bylaws, (2) the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N; (3) a representation and warranty that the Nominating Shareholder acquired the securities of the Corporation in the ordinary course of business and did not acquire, and is not holding, securities of the Corporation for the purpose or with the effect of influencing or changing control of the Corporation; (4) a representation and warranty that the Nominee’s candidacy or, if elected, Board of Directors membership would not violate applicable state or federal law or the rules of any stock exchange on which the Corporation’s securities are traded; (5) a representation and warranty that the Nominee: (a) does not have any direct or indirect relationship with the Corporation that would cause the Nominee to be considered not independent pursuant to the Corporation’s corporate governance guidelines as most recently published on its website and otherwise qualifies as independent under the rules of the primary stock exchange on which the Corporation’s securities are traded; (b) meets the Audit Committee independence requirements under the rules of any stock exchange on which the Corporation’s securities are traded; (c) is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule); and (d) is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933, as amended (the “Securities Act”) or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee; and (e) has not been named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) and has not been convicted in such a criminal proceeding in the last ten years; (E) a representation and warranty that the Nominating Shareholder satisfies the eligibility requirements set forth in Section 10(d)(iv) of this Article II and has provided evidence of ownership to the extent required by Section 10(d)(iv) of this Article II; (6) a representation and warranty that the Nominating Shareholder intends to continue to satisfy the share ownership eligibility requirements described in Section 10(d)(iv) of this Article II through the date of the annual meeting of the shareholders; (7) details of any position of the Nominee as an officer or director of any competitor (that is, any entity that produces products or provides services that compete with or are alternatives to the principal products produced or services provided by the Corporation or its affiliates) of the Corporation, within the five years preceding the submission of the Qualified Nomination Notice; (8) a representation and warranty that the Nominating Shareholder will not engage in a “solicitation” within the meaning of Rule 14a-1(l) of the Exchange Act (without reference to the exception in Rule 14a-1(l)(2)(iv) of the Exchange Act) (or any successor rules) with respect to the annual meeting of the shareholders, other than with respect to the Nominee or any nominee of the Board; (9) a representation and warranty that the Nominating Shareholder will not use any proxy card other than the Corporation’s proxy card in soliciting shareholders in connection with the election of a Nominee at the annual meeting of the shareholders; (10) if desired, a statement for inclusion in the proxy statement in support of the Nominee’s election to the Board of Directors, provided that such statement shall not exceed 500 words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder, including Rule 14a-9; and (11) in the case of a nomination by a group, the designation by all group members of one group member who is authorized to act on behalf of all group members with respect to all matters relating to the nomination, including withdrawal of the nomination.

29

(C) An executed agreement, in a form deemed satisfactory by the Board of Directors, which must be submitted within seven days of the Nominating Shareholder’s first submission of any information required by this Section 10(d) of this Article II, in a form deemed satisfactory by the Board of Directors or its designee, pursuant to which the Nominating Shareholder (including each group member) agrees: (1) to comply with all applicable laws, rules and regulations in connection with the nomination, solicitation and election; (2) to file any written solicitation or other communication with the Corporation’s shareholders relating to one or more of the Corporation’s directors or director nominees or any Nominee with the SEC, regardless of whether any such filing is required under rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation; (3) to assume all liability stemming from an action, suit or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication or action by the Nominating Shareholder or any of its Nominees with the Corporation, its shareholders or any other person in connection with the nomination or election of directors, including, without limitation, the Qualified Nomination Notice; and (4) to indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its directors, officers and employees individually against any liability, loss, damages, expenses or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers or employees arising out of or relating to a failure or alleged failure of the Nominating Shareholder to comply with, or any breach or alleged breach of, its obligations, agreements or representations under this Section 10(d) of this Article II, or otherwise arising out of any nomination, solicitation or other activity by any Nominating Shareholder in connection with its efforts under this Section 10(d) of this Article II.

(D) An executed agreement, in a form deemed satisfactory to the Board of Directors, which must be submitted within seven days of the Nominating Shareholder’s first submission of any information required by this Section 10(d) of this Article II, in a form determined to be satisfactory by the Board of Directors, or its designee, by the Nominee: (1) to provide to the Corporation such other information, including completion of the Corporation’s director questionnaire, as it may reasonably request; and (2) that includes the representation and agreement set forth in Section 10(a)(iii)(B)(5) of these Bylaws.

(E) In the event that any information or communications provided by a Nominating Shareholder or Nominee to the Corporation or its shareholders is not, when provided, or thereafter ceases to be, true, correct and complete in all material respects (including omitting a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading), each Nominating Shareholder or Nominee, as the case may be, shall promptly notify the Secretary of the Corporation and provide the information that is required to make such information or communication true, correct, complete and not misleading; it being understood that providing any such notification shall not be deemed to cure any such defect or limit the Board of Directors’ right to omit a Nominee from its proxy materials. The information and documents required by this Section 10(d)(v) of this Article II shall be: (A) provided with respect to and executed by each group member, in the case of information applicable to group members; and (B) provided with respect to the persons specified in Instruction 1 to Items 6(c) and (d) of Schedule 14N (or any successor items) in the case of a Nominating Shareholder or group member that is an entity. The Qualified Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 10(d)(v) of this Article II (other than such information and documents contemplated to be provided after the date the Qualified Nomination Notice is provided) have been delivered to or, if sent by mail, received by the Secretary of the Corporation.

(vi) Authority of the Board of Directors. The Board of Directors shall have the exclusive power and authority to interpret the provisions of this Article II, Section 10(d) and make, in good faith, all determinations deemed necessary or advisable in connection with this Article II, Section 10(d).

(vii) Exceptions.

(A) Notwithstanding anything to the contrary contained in Section 10(d) of this Article II, the Corporation may omit from its proxy statement any Nominee and any information concerning such Nominee (including a Nominating Shareholder’s statement in support) and no vote on such Nominee will occur (notwithstanding that proxies in respect of such vote may have been received by the Corporation), and the Nominating Shareholder may not, after the last day on which a Qualified Nomination Notice would be timely, cure in any way any defect preventing the nomination of the Nominee, if: (1) the Nominating Shareholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the meeting of shareholders to present the nomination submitted pursuant to this Section 10(d) of this Article II, the Nominating Shareholder withdraws its nomination or the presiding officer of the annual meeting declares that such nomination was not made in accordance with this Article II, Section 10(d) and shall therefore be disregarded; (2) the Board of Directors, determines that such Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with these Bylaws or the Certificate of Incorporation or any applicable law, rule or regulation to which the Corporation is subject, including any rules or regulations of any stock exchange on which the Corporation’s securities are traded; (3) the Nominee was nominated for election to the Board of Directors pursuant to this Section 10(d) of this Article II at one of the Corporation’s two (2) preceding Annual Meetings of shareholders and either withdrew or became ineligible or received less than 25% of the votes that all shareholders are entitled to cast for such Nominee; (4) the Nominee has been, within the past three years, an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended, or (5) the Corporation is notified, or the Board of Directors determines, that a Nominating Shareholder has failed to continue to satisfy the eligibility requirements described in Section 10(d)(iv) of this Article II, any of the representations and warranties made in the Qualified Nomination Notice ceases to be true and accurate in all material respects (or omits a material fact necessary to make the statement not misleading), the Nominee becomes unwilling or unable to serve on the Board of Directors or any material violation or breach occurs of the obligations, agreements, representations or warranties of the Nominating Shareholder or the Nominee under this Section 10(d) of this Article II.

(B) Notwithstanding anything to the contrary contained in this Section 10(d) of this Article II, the Corporation may omit from its proxy statement, or may supplement or correct, any information, including all or any portion of the statement in support of the Nominee included in the Nomination Notice, if the Board of Directors determines that: (1) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading; (2) such information directly or indirectly impugns character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or (3) the inclusion of such information in the proxy statement would otherwise violate the SEC proxy rules or any other applicable law, rule or regulation.

(C) The Corporation may solicit against, and include in the proxy statement its own statement relating to, any Nominee.”

30

Transactions by the Participants with respect to the Company’s securities

The following tables set forth all transactions effected during the past two years by the Participants with respect to securities of the Company. The shares of Common Stock reported herein are held in either cash accounts or margin accounts in the ordinary course of business. Unless otherwise indicated, all transactions were effected on the open market.

Prescience Partners, LP
Date of Purchase/Sale	Amount Acquired (Sold)
04/29/2019	16,213
04/30/2019	233,787
05/02/2019	(3,925)
05/03/2019	(600,000)
06/03/2019	300,000
06/04/2019	1,610
06/05/2019	250,000
06/06/2019	100,000
06/07/2021	50,000
06/10/2019	12,688
08/08/2019	27,300
08/09/2019	22,700
03/18/2020	72,800
03/31/2020	200,000
12/08/2020	62,635
12/09/2021	73,945
12/10/2021	25,200
12/15/2021	22,817
12/16/2020	(45,000)
12/17/2020	(39,597)
12/18/2020	(100,000)
03/09/2021	32,700

Prescience Point Special Opportunity LP
Date of Purchase/Sale	Amount Acquired (Sold)
12/18/2020	(30,000)
02/11/2021	75,000
02/12/2021	19,896
02/16/2021	10,104
02/18/2021	30,000
02/26/2021	20,000
03/02/2021	100,000
03/09/2021	32,700

Prescience Investment Group, LLC d/b/a Prescience Point Capital Management LLC (through the Managed Accounts)
Date of Purchase/Sale	Amount Acquired (Sold)
10/01/2019	2
10/01/2019	30
10/01/2019	900
12/10/2020	3,100
12/10/2020	13,000

31

Mr. Merriweather
Date of Purchase/Sale	Amount Acquired (Sold)
04/16/2021	1,270

Ms. Sibley
Date of Purchase/Sale	Amount Acquired (Sold)
04/16/2021	1,241

Mr. Spengler
Date of Purchase/Sale	Amount Acquired (Sold)
04/16/2021	1,260

32

IMPORTANT

Tell your Board what you think! YOUR VOTE IS VERY IMPORTANT, no matter how many or how few shares you own. Please give us your proxy “FOR” each of the Nominees by taking three steps:

● SIGNING the enclosed GOLD proxy card,

● DATING the enclosed GOLD proxy card, and

●	MAILING the enclosed GOLD proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

If any of your shares are held in the name of a broker, bank, bank nominee or other institution, only it can vote your shares and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. You may also vote by signing, dating and returning the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

After signing the enclosed GOLD proxy card, DO NOT SIGN OR RETURN MIMEDX’S WHITE PROXY CARD UNLESS YOU INTEND TO CHANGE YOUR VOTE, because only your latest dated proxy card will be counted.

If you have previously signed and returned a white proxy card to MiMedx, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to MiMedx by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the 2021 Annual Meeting by delivering a written notice of revocation or a later dated proxy for the 2021 Annual Meeting to Okapi or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation.

If you have any questions concerning this proxy statement, would like to request additional copies of this proxy statement or need help voting your shares, please contact our proxy solicitor:

Okapi Partners LLC

1212 Avenue of the Americas

New York, New York 10036

Banks and Brokers Call Collect: (212) 297-0720

All Others Call Toll-Free: (844) 343-2621

PRELIMINARY COPY SUBJECT TO COMPLETION

Form of GOLD Proxy Card

MIMEDX GROUP, INC.

Proxy Card for 2021 Annual Meeting of Shareholders

Scheduled for May 27, 2021 (the “Annual Meeting”):

THIS PROXY SOLICITATION IS BEING MADE BY PRESCIENCE POINT CAPITAL MANAGEMENT LLC. AND CERTAIN OF ITS AFFILIATES (“PRESCIENCE POINT”, “WE” OR “US”), AND THE INDIVIDUALS NAMED IN PROPOSAL 1 (THE “NOMINEES”)

THIS BOARD OF DIRECTORS OF MIMEDX GROUP, INC. IS NOT SOLICITING THIS PROXY

The undersigned appoints Eiad Asbahi, Bruce Goldfarb, Jason Alexander and Eleazer Klein, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of MiMedx Group, Inc., a Florida corporation (the “Company”), that the undersigned would be entitled to vote at the Annual Meeting of shareholders of the Company scheduled to be held on May 27, 2021 at 10:00 a.m. Eastern Time at www.cesonlineservices.com/mdxg21_vm, including at any adjournments or postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the instructions indicated herein, with discretionary authority as to any and all other matters that may properly come before the meeting or any adjournment, postponement or substitution thereof that are unknown to Prescience Point a reasonable time before this solicitation.

In order to attend the meeting, you must pre-register at www.cesonlineservices.com/mdxg21_vm by 10:00 a.m. Eastern time on May 25, 2021.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to said shares, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournments or postponements thereof).

If this proxy is signed and returned, it will be voted in accordance with your instructions. If you do not specify how the proxy should be voted, this proxy will be voted “FOR” each of the Class II nominees listed in Proposal 1, “FOR” the Class III nominee listed in Proposal 2, “AGAINST” Proposal 3, “FOR” Proposal 4, “FOR” Proposal 5, “FOR” Proposal 6 and “FOR” Proposal 7. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of other matters. No assurance can be given that the Company’s nominees will serve if elected with any of the Nominees.

– – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – – –

INSTRUCTIONS: FILL IN VOTING BOXES “©“ IN BLACK OR BLUE INK

We recommend that you vote “FOR EACH” of the Nominees below:

Proposal 1 – Election of the three individuals nominated by Prescience Point to serve as Class II directors.

Nominees:	FOR	WITHHOLD
a. Eiad Asbahi b. Alfred G. Merriweather c. Charlotte E. Sibley	❑ ❑ ❑	❑ ❑ ❑

Proposal 2 – Election of the one individual nominated by Prescience Point to serve as a Class III director.

Nominees:	FOR	WITHHOLD
a. William F. Spengler	❑	❑

We recommend that you vote “AGAINST” Proposal 3:

	FOR	AGAINST	ABSTAIN
Proposal 3 – Company proposal to vote to approve, by a non-binding advisory vote, the compensation of the Company’s Named Executive Officers.	❑	❑	❑

We recommend that you vote “FOR” Proposal 4:

	FOR	AGAINST	ABSTAIN
Proposal 4 – Company proposal to ratify the Company’s appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021.	❑	❑	❑

We recommend that you vote “FOR” Proposal 5:

	FOR	AGAINST	ABSTAIN
Proposal 5 – Company proposal to amend the Company’s Restated Articles of Incorporation to declassify the Board of the Company.	❑	❑	❑

We recommend that you vote “FOR” Proposal 6:

FOR	AGAINST	ABSTAIN

Proposal 6 – Company proposal to amend the Company’s Restated Articles of Incorporation to reduce the threshold required for shareholders to request a special meeting to those owning not less than 25% of all votes entitled to be cast on any issue proposed to be considered.

❑	❑	❑

We recommend that you vote “FOR” Proposal 7:

	FOR	AGAINST	ABSTAIN
Proposal 7 – Company proposal to amend the Company’s Amended and Restated Bylaws to adopt proxy access..	❑	❑	❑

Signature (Capacity)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE THAT IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.